                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 17, 2004

  COMMISSION           REGISTRANT; STATE OF INCORPORATION;       IRS EMPLOYER
 FILE NUMBER              ADDRESS; AND TELEPHONE NUMBER       IDENTIFICATION NO.
 -----------              -----------------------------       ------------------

    1-9513                   CMS ENERGY CORPORATION              38-2726431
                            (A MICHIGAN CORPORATION)
                                ONE ENERGY PLAZA
                             JACKSON, MICHIGAN 49201
                                 (517) 788-0550



    1-5611                  CONSUMERS ENERGY COMPANY             38-0442310
                            (A MICHIGAN CORPORATION)
                                ONE ENERGY PLAZA
                             JACKSON, MICHIGAN 49201
                                 (517) 788-0550







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ITEM 5.  OTHER EVENTS

On March 17, 2004, CMS Energy Corporation (CMS Energy) issued a news release announcing that it has reached a settlement agreement with the U.S. Securities and Exchange Commission (SEC) on a previously disclosed matter regarding round-trip energy trades by a CMS Energy subsidiary, CMS Marketing, Services and Trading Company (CMS MST). The SEC approved a cease-and-desist order settling an administrative action against CMS Energy. The order does not assess a fine and CMS Energy neither admits nor denies the order's findings. The settlement resolves the SEC investigation involving CMS Energy and CMS MST. Also on March 17, 2004, CMS Energy issued a news release stating that one of its executives had been released, effective immediately. Copies of the news releases and the SEC order are attached as exhibits to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   EXHIBITS

(99)(a) CMS Energy's News Release dated March 17, 2004 re: settlement with the SEC

(99)(b)    CMS Energy's News Release dated March 17, 2004 re: personnel action

(99)(c)    SEC Order dated March 17, 2004


This Form 8-K and the News Release contain "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND RISK FACTORS" found in the MANAGEMENT'S DISCUSSION AND ANALYSIS sections of CMS Energy's and Consumers Energy Company's Forms 10-K for the Fiscal Year Ended December 31, 2003 (both incorporated herein by reference), that discuss important factors that could cause CMS Energy's and Consumers Energy Company's results to differ materially from those anticipated in such statements.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                          CMS ENERGY CORPORATION

Dated:  March 18, 2004

                                          By:   /s/ S. Kinnie Smith, Jr.
                                                ------------------------------
                                                S. Kinnie Smith, Jr.
                                                Vice Chairman of the Board and
                                                General Counsel



                                          CONSUMERS ENERGY COMPANY

Dated:  March 18, 2004

                                          By:   /s/ S. Kinnie Smith, Jr.
                                                ------------------------------
                                                S. Kinnie Smith, Jr.
                                                Vice Chairman of the Board




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                                    EXHIBIT

EXHIBIT NO.              DESCRIPTION
-----------              -----------

   99(a)                 CMS Energy's News Release dated March 17, 2004

   99(b)                 CMS Energy's News Release dated March 17, 2004

   99(c)                 SEC order dated March 17, 2004